Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
In January 2025, the Company entered into a share purchase agreement pursuant to which it acquired all of the outstanding shares of Signal Insights, Inc., a company incorporated under the laws of Delaware. The purchase consideration included a cash amount of $1,700, subject to working capital and other customary closing adjustments. In addition, the Company shall pay up to an aggregate of $3,900 in future payments, subject to certain terms and conditions as described in the share purchase agreement.
In February 2025, the Company entered into a membership interest purchase agreement pursuant to which it acquired all of the outstanding LLC membership interests of The Search Monitor LLC, a limited liability company organized under the laws of Delaware. The purchase consideration included a cash amount of $7,600, subject to working capital and other customary closing adjustments. In addition, the Company shall pay up to an aggregate of $6,300 in future payments, subject to certain terms and conditions as described in the membership interest purchase agreement.
Due to the timing of the transaction closing date, the initial accounting for the business combination is incomplete and the purchase price allocation is considered preliminary. As a result, the Company is unable to provide the amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed, including the information required for valuation of intangible assets and goodwill. The Company expects to finalize the purchase price allocation valuation as soon as practicable, but no later than one year from the acquisition date.